UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2020

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Title of Each Class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.15 par value	AGX	NYSE

Item 8.01. Other Events.

Press Release

On March 10, 2020, Argan, Inc. (“Argan”) issued a press release announcing that its wholly owned subsidiary, Gemma Power Systems, recently entered into an engineering, procurement and construction services contract with ESC Brooke County Power I, LLC to construct Brooke County Power, a 920 MW natural gas-fired power plant, in Brooke County, West Virginia. The facility is being developed by Energy Solutions Consortium, LLC and construction activities are scheduled to start in 2020 once financial close is achieved. Argan anticipates adding the value of this contract to project backlog closer to the project’s expected start date.

A copy of Argan’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

COVID-19

Like many other companies, the coronavirus (COVID-19) outbreak threatens our supply chain. While we have no operations in China or in other countries significantly impacted by COVID-19, the Company and certain of its major original equipment manufacturers source certain supplies, materials and equipment from these countries.  Production disruptions related to the spreading of this virus could negatively impact our schedules thereby adversely affecting our ability to complete large fixed-price contract projects on a timely basis. If the outbreak becomes a global pandemic, it could significantly challenge the Company’s ability to conduct normal operations especially at job sites where sustained labor productivity is essential to the achievement of successful projects. We are actively attempting to manage these risks.

However, due to the uncertainty regarding the duration and extent of the COVID-19 outbreak, the severity of the operational and financial impacts on the Company will depend on how long and disperse the disruptions in a variety of areas prove to be including the capital markets, the Company’s customers and supply chains, and the Company’s labor force. The current impacts of the outbreak on the Company’s businesses are not quantifiable at this time. The Company intends to provide a further update when it files its next annual report on Form 10-K in April 2020.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release issued by Argan on March 10, 2020

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Argan on March 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: March 10, 2020	By:	/s/ David H. Watson
David H. Watson
Senior Vice President, Chief Financial Officer, Treasurer and Secretary